Apollo Infrastructure Company LLC

RESTRICTED SHARE PLAN FOR INDEPENDENT DIRECTORS

I.
Purpose.

The purpose of this Apollo Infrastructure Company LLC Restricted Share Plan for Independent Directors (the “Plan”) is to promote the interests of Apollo Infrastructure LLC, a Delaware limited liability company (the “Company”), and its Affiliates by (i) attracting and retaining independent directors of the Company and its Affiliates and (ii) enabling such persons to acquire an equity interest in and participate in the long-term growth and financial success of the Company. The Plan is not intended to preclude other incentive awards and programs. Capitalized terms used herein and not otherwise defined have the meanings given them in Article II. Any reference herein to the Company shall, where the context requires, mean the Company acting by the Board.

II.
Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” has the meaning set forth in the LLC Agreement.

“Apollo” has the meaning set forth in the LLC Agreement.

“Award” means an award of E Shares issued pursuant to the Plan.

“Award Agreement” means an E Share Award Agreement.

“Board” means the Board of Directors of the Company.

“Business Day” has the meaning set forth in the LLC Agreement.

“Cause” means (i) the Participant’s willful misconduct or gross negligence in the performance of Participant’s duties as a director of the Company; (ii) willful failure to substantially perform the Participant’s duties as a service provider of the Company or to follow the lawful directives of the Board (other than as a result of death or physical or mental incapacity) after 30 days’ written notice and an opportunity to cure unless otherwise incurable; (iii) the Participant’s indictment for, conviction of or pleading of guilty or nolo contendere to, a felony or any crime involving moral turpitude; (iv) the Participant’s performance of any act of theft, embezzlement, fraud, dishonesty, wrongdoing, willful misconduct, malfeasance or misappropriation of the property of the Company, Apollo or any of their respective Affiliates; (v) the Participant’s willful (A) breach of Participant’s duty of loyalty, or (B) commission of an unauthorized disclosure of proprietary or confidential information of the Company, Apollo or any of their respective Affiliates; or (vi) the Participant’s material breach of any agreement with, or policy of, the Company after 30 days’ written notice and an opportunity to cure unless otherwise incurable.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Distributions” means distributions made to Members pursuant to Article IX of the LLC Agreement.

“Effective Date” has the meaning set forth in Article VII.Q of the Plan.

“LLC Agreement” means the Third Amended and Restated Limited Liability Company Agreement of the Company, dated as of November 1, 2023, as may be amended and/or restated from time to time.

“Member” has the meaning set forth in the LLC Agreement.

“Participant” means any Person who is a director of the Company or its Affiliates eligible for, and selected by the Board, in its sole discretion, to receive, an Award under the Plan.

“Person” means an individual, a corporation, a company, a voluntary association, a partnership, a joint venture, a limited liability company, a trust, an estate, an unincorporated organization, a governmental authority or other entity.

“RC Breach” means a Participant’s breach of any the restrictive covenants contained in any agreement between the Participant and Apollo, the Company and/or their respective Affiliates.

“Service” and “termination of Service” and similar references mean, respectively, service as and termination of service as a director of the Company and its Affiliates.

“Shares” means E Shares of the Company.

III.
Administration.

A. The Plan shall be administered by the Board. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Board by the Plan, the Board shall have full power and authority to:

1.
designate Participants;
2.
determine the number and type of Awards to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, any Award under the Plan;
3.
determine the terms and conditions of any Award under the Plan;
4.
in any Award Agreement, determine and/or increase the vested portion of any Award under the Plan;
5.
determine in an Award Agreement whether, to what extent and under what circumstances Awards under the Plan may canceled, forfeited or suspended and the method or methods by which the Awards under the Plan may be canceled, forfeited or suspended;
6.
interpret, administer, reconcile any inconsistency, correct any defect and/or supply any omission in the Plan and any instrument or agreement relating to, or any Award made under, the Plan;
7.
establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan in accordance with its terms or waive any vesting or forfeiture conditions applicable to any Award; and
8.
make any other determination and take any other action that the Board, in its sole discretion, deems necessary or desirable for the administration of the Plan in accordance with its terms

B. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award made under the Plan shall be made by the Board, may be made at any time and shall be final, conclusive and binding upon all Persons in good faith including the Company and its participating Affiliates, any Participant, any holder of an Award and any beneficiary of any Award made under the Plan. Such designations, determinations, interpretations and decisions by the Board need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

C. Neither the Board nor any officer, director or employee of Apollo, the Company or any of their respective Affiliates, shall be liable for any action or determination made in good faith with respect to the Plan or any Award made under the Plan.

IV.
Award Limitation.
A.
Plan Reserve. The number of Shares available for Awards under the Plan is 40,000, in either Series I or Series II as determined by the Board. If, after the Effective Date, any Award is forfeited, or if any such Award has expired, terminated or been cancelled for any reason whatsoever, and a Participant has received no benefits of ownership with respect to such forfeited, expired, terminated or cancelled Award, then the Shares subject to such Award shall again be available to be awarded hereunder.
B.
Adjustments. If the Board determines in its reasonable discretion that any sale or other extraordinary distribution (whether in the form of cash, Shares, securities or other property), recapitalization, reorganization, merger, consolidation, spin‑off, initial public offering of the equity interests of a subsidiary or an Affiliate of the Company, issuance or exchange of Shares, other ownership interests or other securities of the Company, or other transaction or event affects the Shares such that an adjustment is determined by the Board to be appropriate in order to prevent inappropriate dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it deems equitable in its reasonable discretion, (i) make provision for a cash payment to the holder of an outstanding Award under the Plan in consideration for the cancellation of such Award and/or (ii) adjust any or all of (x) the number of the Shares, other ownership interests or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be made under the Plan or (y) the terms of any outstanding Award, including, without limitation, number of Shares, other ownership interests or other securities of the Company (or number and kind of other securities or property). No adjustment provided for under this Article IV.B. shall be made on account of the issuance of Awards or any distribution by the Company to any Member.

V.
Eligibility. Any Person who is a director of the Company or its Affiliates shall be eligible to be designated as a Participant in the Plan by the Board.
VI.
Awards. The Board may cause to be issued or transferred Awards to a Participant pursuant to an Award Agreement, upon such terms as the Board deems appropriate and consistent with the Plan. The following provisions are applicable to Awards:
A.
General Requirements for Awards. The Board may establish conditions under which restrictions on Shares shall lapse over a period of time or according to such other criteria as the Board deems appropriate in its sole discretion.
B.
Number of Shares. The Board shall determine the number of Shares to be issued or transferred and the restrictions applicable to such Award.

C.
Requirement of Service. Except as otherwise provided in an Award Agreement, (1) if a Participant’s Service is terminated for any reason, all of the Participant’s unvested Shares shall immediately be cancelled and forfeited without consideration, (2) in the event of a termination of a Participant’s Service for Cause (or a termination of a Participant’s Service when grounds for Cause exist), or (3) there occurs an RC Breach, all of the Participant’s Shares, whether vested or unvested, shall immediately be cancelled and forfeited without consideration; provided that if such cancellation of vested Shares is prohibited by law, such vested Shares shall be repurchased by the Company at the lesser of (x) cost and (y) fair market value of a Share as reasonably determined by the Board. The Board may, however, provide for complete or partial exceptions to this requirement as it deems appropriate in its sole discretion.
D.
Restrictions on Transfer. A Participant may not transfer Awards, except as permitted under an applicable Award Agreement or the LLC Agreement.
E.
Voting Rights. Except as set forth in the LLC Agreement or Award Agreement, Shares granted pursuant to Awards shall not have any voting rights.
F.
Amendment and Termination. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that any such amendment, alteration, suspension, discontinuance or termination that would adversely affect (other than in a de minimis respect) the rights of any Participant shall not to that extent be effective without the written consent of such Participant or the consent of Participants holding at least a majority of the Shares, as applicable of all such adversely affected Participants, taking in account, for such purpose, all such outstanding interests, whether or not then vested; provided, further, that such consent shall not be required with respect to an amendment made to conform the Plan to the LLC Agreement, as currently in effect or as such agreement may be subsequently amended. Nothing in the Plan or in any Award Agreement shall require the consent of any holder of any Award to any amendment of the LLC Agreement or to any sale of the Company, initial public offering or reorganization or restructuring contemplated or permitted thereby.

VII.
General Provisions.
A.
No Rights to Awards/Prior Awards. No Person shall have any claim to receive any Award under the Plan. There is no obligation for uniformity of treatment of Participants regarding the number of Awards issued or the manner—directly or indirectly, in accordance with the provisions of Article III of the Plan—in which Awards are made. The terms and conditions of Awards made under the Plan need not be the same with respect to each Participant.
B.
Delegation. Subject to the terms of the Plan, the provisions of any Award Agreement and applicable law, the Board may delegate to one or more officers of the Company or any Affiliate, or to a committee of such officers, the authority, subject to such terms and limitations as the Board shall determine, to issue Awards or make adjustments, in accordance with the provisions of Article IV.B, with respect to Awards held by Participants.
C.
LLC Agreement. Unless the Board determines otherwise, as a condition subsequent to the issue or transfer of any Award, the Participant, or the Participant’s Permitted Transferee, as applicable, will be required to become a party to the LLC Agreement.
D.
Withholding. A Participant may be required to pay to the Company, and the Company and its Affiliates shall have the right and are hereby authorized to withhold from any payment due or transfer made under any Award, under the Plan or from any other amount owing to a Participant (including in connection with any transfers), the amount (in cash, securities or other property) of any applicable Federal, state, local or foreign withholding taxes in respect of an Award or any payment or transfer under an Award or the Plan and to take such other action as may be necessary in the opinion of the Board to satisfy all obligations for the payment of such taxes; provided that the Participant may make alternative arrangements for the payment of any required withholding taxes that the Board deems acceptable in its sole discretion.
E.
No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the issuance of Awards, securities and other types of awards, and such arrangements may be either generally applicable or applicable only in specific cases.
F.
No Right to Service. No Award made hereunder shall be construed as giving a Participant the right to be retained in the employ of, or in any other continuing relationship with, the Company or any of its Affiliates.
G.
Other Laws. The Board may refuse to issue or transfer any Award if, acting in good faith, it determines that the issuance or transfer of such Award would violate the LLC Agreement or any applicable law or regulation. Without limiting the generality of the foregoing, no issuance of an Award hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Company in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable securities laws.
H.
No Trust or Fund Created. Neither the Plan nor any award made under the Plan shall create or be construed to create a trust or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person.
I.
Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state.
J.
Severability. If any provision of the Plan or any award made hereunder is, becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
K.
Headings. Headings are used herein solely as a convenience to facilitate reference and shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
L.
Interpretation. The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa. Any reference hereunder to a sole discretion scope of the Board’s authority shall mean that such discretion shall be exercised in good faith.
M.
Gender. Except where otherwise indicated by the context, any masculine term used herein shall also include the feminine.
N.
Amendment to LLC Agreement. Neither the adoption of the Plan nor any Award made hereunder shall restrict in any way the adoption of any amendment to, or any restatement of, the LLC Agreement in accordance with the terms of such agreements. Nothing in the Plan or in any Award Agreement shall require the consent of any holder of any Award to any amendment to or restatement of the LLC Agreement.
O.
Conflict Between the Plan and the LLC Agreement. The Plan is subject to the LLC Agreement, the terms and provisions of which are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein or therein, the LLC Agreement shall govern and prevail. In the event of a conflict between any term or provision contained in an Award Agreement and the Plan, the Plan shall govern and prevail.
P.
Notices. Any notice necessary under the Plan or any Award Agreement shall be addressed to the Company at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company (or one of the Company’s Affiliates) for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. All notices shall be in writing and shall be deemed to be duly given if personally delivered, sent via facsimile or email and confirmed, or mailed by certified mail, return receipt requested or nationally recognized overnight delivery service with proof of receipt maintained, at the addresses designated in the previous sentence of this paragraph P (or any other address that any such party may designate by written notice to the other parties). Any such notice shall, if delivered personally, be deemed received upon delivery; shall, if delivered by facsimile or email, be deemed received on the first Business Day following confirmation; shall, if delivered by nationally recognized overnight delivery service, be deemed received the first Business Day after being sent; and shall, if delivered by mail, be deemed received upon the earlier of actual receipt thereof or five Business Days after the date of deposit in the United States mail.
Q.
Effective Date. The Plan, when approved by the Board, shall be effective as of May 13, 2024, the date of adoption (the “Effective Date”).